UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2024

Presidio Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34049	33-0841255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300

San Diego, California 92123

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 471-8536

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	SQFTP	The Nasdaq Stock Market LLC

Series A Common Stock Purchase Warrants to Purchase Shares of Common Stock	SQFTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to Vote of Security Holders.

On June 27, 2024, Presidio Property Trust, Inc. (“Company”) held, in virtual meeting format, its 2024 Annual Meeting of Stockholders (“Annual Meeting”). Of the 14,463,802 shares of common stock issued and outstanding and eligible to vote as of the close of business on the record date of May 1, 2023, 10,804,047 shares, or 74.7% of the eligible shares, were present virtually or represented by proxy at the Annual Meeting, and therefore, a quorum was present.

The proposals voted on at the Annual Meeting are more fully described in the Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on May 10, 2024.

The voting results reported herein are the final, certified voting results for each proposal presented at the Annual Meeting, as reported by Morrow Sodali, LLC, the Inspector of Election appointed for the Annual Meeting. Such results were as follows:

Proposal 1: The Company’s two (2) director nominees were re-elected to serve on the Company’s board of directors until the Company’s 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified, as follows:

DIRECTOR	FOR	WITHHELD
David T. Bruen	7,461,557	810,2678
Steve Hightower	7,424,805	847,020

Proposal 2: The appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified, as follows:

FOR	AGAINST	ABSTAIN
9,169,946	1,403,208	230,893

Proposal 3: An amendment to the Company’s charter to provide for the reclassification of any unissued shares of common stock from time to time into one or more classes or series of stock having such terms as determined by the Board of the Company was not approved, as follows*:

FOR *	AGAINST	ABSTAIN
5,804,196	2,314,957	152,672

*While 70.17% of the votes cast on this proposal were in favor of the proposal, the proposal requires the affirmative vote of a majority of all the votes entitled to be cast on the matter in order to be approved.

Proposal 4: An amendment to the Company’s charter to eliminate cumulative voting in the election of directors was not approved, as follows:*.

FOR*	AGAINST	ABSTAIN
6,624,494	1,159,107	128,224

*While 80.09% of the votes cast on this proposal were in favor of the proposal, the proposal requires the affirmative vote of a majority of all the votes entitled to be cast on the matter in order to be approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2024	PRESIDIO PROPERTY TRUST, INC.

	By:	/s/ Ed Bentzen
Ed Bentzen
Chief Financial Officer